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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 22, 1998


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 1998, PROVIDING FOR THE ISSUANCE OF
            ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1998-OPT2)


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)

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           Delaware                333-50153                 13-3439681
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(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)           Identification Number)

         Seven World Trade Center
         New York, New York                                    10048
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (212) 783-5659
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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pools

                  On September 25, 1998, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1998-OPT2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 1998 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class CE Certificates," the "Class P Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $342,799,764 as of September 1, 1998 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 22, 1998 (the "Mortgage Loan Purchase Agreement") among the Depositor, Salomon Brothers Realty Corp. and Option One. The Certificates were sold by the Depositor to Salomon Brothers Inc ("Salomon"), an affiliate of the Depositor, pursuant to an underwriting agreement, dated September 22, 1998 between the Depositor and Salomon.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                          Initial Certificate
Class                      Principal Balance                  Pass-Through Rate
-----                      -----------------                  -----------------
A                             $274,239,000.00                     Variable

M-1                           $ 25,710,000.00                     Variable

M-2                           $ 18,854,000.00                     Variable

M-3                           $ 14,569,000.00                     Variable

CE                            $  9,427,363.98                     Variable

P                             $        100.00                       N/A

R-I                           $        100.00                     Variable

R-II                          $        100.00                     Variable





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                                       -3-


                          Initial Certificate
Class                      Principal Balance                  Pass-Through Rate
-----                      -----------------                  -----------------

R-III                         $        100.00                     Variable

                  The Certificates, other than the Class CE Certificates and the Class P Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 22, 1998, and the Prospectus Supplement, dated September 22, 1998, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -4-


Item 7.  Financial Statements and Exhibits

                 (a)      Not applicable

                 (b)      Not applicable

                 (c)      Exhibits



            Exhibit No.                         Description
            -----------                         -----------

                4.1 Pooling and Servicing Agreement, dated as of September 1, 1998, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Option One Mortgage Corporation as Master Servicer and U.S. Bank
                                      National Association as Trustee,
                                      relating to the Series 1998-OPT2
                                      Certificates.





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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 1998

                                              SALOMON BROTHERS MORTGAGE
                                              SECURITIES VII, INC.


                                              By: /s/ Matthew R. Bollo
                                                  ----------------------------
                                              Name:   Matthew R. Bollo
                                              Title:  Assistant Vice President





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                                Index to Exhibits
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       Exhibit No.                          Description
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           4.1              Pooling and Servicing Agreement, dated as of
                            September 1, 1998, by and among Salomon
                            Brothers Mortgage Securities VII, Inc. as
                            Depositor, Option One Mortgage Corporation as Master Servicer and U.S. Bank National Association as Trustee, relating to the Series 1998-OPT2 Certificates.